UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 19, 2006
Rochester Medical Corporation

(Exact name of registrant as specified in its charter)

Minnesota	0-18933	41-1613227

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Rochester Medical Drive, Stewartville, Minnesota		55976

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		507-533-9600
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Press Release

Item 2.02 Results of Operations and Financial Condition.
Furnished herewith as Exhibit 99.1 and incorporated by reference herein is the text of Rochester Medical’s announcement regarding operating results for the second quarter ended March 31, 2006, as presented in a press release dated April 19, 2006.
Item 9.01 Financial Statements and Exhibits.
(c)    Exhibits.
Exhibit 99.1   Press Release dated April 19, 2006, issued by Rochester Medical Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rochester Medical Corporation
April 20, 2006	By:	/s/ David A. Jonas
		Name:	David A. Jonas
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated April 19, 2006, issued by Rochester Medical Corporation